UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for the use of the Commission only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

IT TECH PACKAGING, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

☐	Fee paid previously with preliminary materials.

IT TECH PACKAGING, INC.
Science Park, Juli Road
Xushui District, Baoding City
Hebei Province, People’s Republic of China 072550

September 6, 2024

Dear Stockholders:

On behalf of the Board of Directors of IT Tech Packaging, Inc., a Nevada corporation (the “Company” or “we”), I invite you to attend our 2024 Annual Meeting of Stockholders (the “Annual Meeting”). We hope you can join us. The Annual Meeting will be held:

At:	Wei County Production Base, IT Tech Packaging, Inc., Industrial Park, Wei County, Hebei Province, China 054700

On:	October 31, 2024

Time:	10 a.m. local time (10 p.m. ET, October 30, 2024)

The Notice of Annual Meeting of Stockholders, the Proxy Statement and the proxy card accompany this letter are also available, together with our Annual Report for the fiscal year ended December 31, 2023, at www.itpackaging.cn.

As discussed in the enclosed Proxy Statement, the Annual Meeting will be devoted to the election of directors, the ratification of the appointment of GGF CPA Limited as our independent registered public accounting firm for the fiscal year ending December 31, 2024, to conduct an advisory vote on executive compensation, to conduct an advisory vote on the frequency of future advisory votes on executive compensation, and consideration of any other business matters properly brought before the Annual Meeting.

We know that many of our stockholders will be unable to attend the Annual Meeting. We are soliciting proxies so that each stockholder has an opportunity to vote on all matters that are scheduled to come before the stockholders at the Annual Meeting. Whether or not you plan to attend, please take the time now to read the Proxy Statement and vote by submitting by mail a paper copy of your proxy or vote instructions, so that your shares are represented at the meeting. You may also revoke your proxy or vote instructions and change your vote at any time prior to the Annual Meeting. Regardless of the number of Company shares you own, your presence in person or by proxy is important for quorum purposes and your vote is important for proper corporate action.

Thank you for your continuing interest in IT Tech Packaging, Inc.. We look forward to seeing you at the Annual Meeting.

If you have any questions about the Proxy Statement, please contact us at IT Tech Packaging, Inc., Science Park, Juli Road, Xushui District, Baoding City, Hebei Province, People’s Republic of China 072550.

Sincerely,

/s/ Zhenyong Liu
Zhenyong Liu
Chairman and Chief Executive Officer

i

IT TECH PACKAGING, INC.
Science Park, Juli Road
Xushui District, Baoding City
Hebei Province, People’s Republic of China 072550

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON OCTOBER 31, 2024

To the Stockholders of IT Tech Packaging, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of IT Tech Packaging, Inc., a Nevada corporation (the “Company”), will be held at Wei County Production Base, IT Tech Packaging Inc., Industrial Park, Wei County, Hebei Province, China 054700 on October 31, 2024, at 10 a.m. local time (10 p.m. ET, October 30, 2024), for the following purposes:

1.	To elect three directors in Class II to serve on the Board of Directors of the Company, with such Class II directors to serve until the 2026 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified or until his or her earlier resignation, removal or death;

2.	To conduct a “say-on-pay” advisory vote to approve executive compensation;
3.	To conduct an advisory vote on the frequency of future advisory votes on executive compensation;

4.	To ratify the appointment of GGF CPA Limited as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024; and

5.	To act on such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

The Board has fixed the close of business on September 6, 2024 as the record date for the meeting and only holders of shares of record at that time will be entitled to notice of and to vote at the Annual Meeting or any adjournment or adjournments thereof.

By Order of the Board of Directors.

/s/ Zhenyong Liu
Zhenyong Liu
Chairman and Chief Executive Officer

Hebei Province, PRC September 6, 2024

ii

IMPORTANT

IF YOU CANNOT PERSONALLY ATTEND THE ANNUAL MEETING, IT IS REQUESTED THAT YOU INDICATE YOUR VOTE ON THE ISSUES INCLUDED ON THE ENCLOSED PROXY AND DATE, SIGN AND MAIL IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES OF AMERICA.

PLEASE NOTE: IF YOUR SHARES ARE HELD IN STREET NAME, YOUR BROKER, BANK, CUSTODIAN, OR OTHER NOMINEE HOLDER CANNOT VOTE YOUR SHARES IN THE ELECTION OF DIRECTORS UNLESS YOU DIRECT THE NOMINEE HOLDER HOW TO VOTE, BY RETURNING YOUR PROXY CARD OR BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD TO VOTE BY TELEPHONE OR INTERNET.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 31, 2024. THIS PROXY STATEMENT AND THE COMPANY’S 2023 ANNUAL REPORT TO THE STOCKHOLDERS WILL BE AVAILABLE AT WWW.ITPACKAGING.CN.

iii

IT TECH PACKAGING, INC.
Science Park, Juli Road,
Xushui District, Baoding City
Hebei Province, People’s Republic of China 072550

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON OCTOBER 31, 2024

Date, Time and Place of the Annual Meeting

The enclosed proxy is solicited by the Board of Directors (the “Board”) of IT Tech Packaging, Inc., a Nevada corporation (the “Company”), in connection with the Annual Meeting of Stockholders to be held at Wei County Production Base, IT Tech Packaging, Inc., Industrial Park, Wei County, Hebei Province, People’s Republic of China 054700 on October 31, 2024, at 10 a.m. local time (10 p.m. ET, October 30, 2024), and any adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting.

The principal executive office of the Company is Science Park, Juli Road, Xushui District, Baoding City, Hebei Province, People’s Republic of China 072550, and its telephone number, including area code, is 86-312-8698215.

Purpose of the Annual Meeting

At the Annual Meeting, you will be asked to consider and vote upon the following matters:

1.	To elect three directors in Class II to serve on the Board, with such Class II directors to serve until the 2026 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified or until their earlier resignation, removal or death;

2.	To conduct a “say-on-pay” advisory vote to approve executive compensation;
3.	To conduct an advisory vote on the frequency of future advisory votes on executive compensation;

4.	To ratify the appointment of GGF CPA Limited as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024; and

5.	To act on such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

Voting Rights and Revocation of Proxies

The record date with respect to this solicitation is the close of business on September 6, 2024 (the “Record Date”) and only stockholders of record at that time will be entitled to vote at the Annual Meeting and any adjournment or adjournments thereof.

The shares of the Company’s common stock (“Common Stock”) represented by all validly executed proxies received in time to be taken to the meeting and not previously revoked will be voted at the meeting. This proxy may be revoked by the stockholder at any time prior to its being voted by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. We intend to release this Proxy Statement and the enclosed proxy card to our stockholders on or about September 17, 2024.

Dissenters’ Right of Appraisal

Holders of shares of our Common Stock do not have appraisal rights under Nevada law or under the governing documents of the Company in connection with this solicitation.

Outstanding Shares and Quorum

The number of outstanding shares of Common Stock entitled to vote at the meeting is 10,065,920. Each share of Common Stock is entitled to one vote. The presence in person or by proxy at the Annual Meeting of the holders of 3,355,308 shares, or one third of the number of outstanding shares of Common Stock, will constitute a quorum. There is no cumulative voting. Shares that abstain or for which the authority to vote is withheld on certain matters (so-called “broker non-votes”) will be treated as present for quorum purposes on all matters.

Broker Non-Votes

Holders of shares of our Common Stock that are held in street name must instruct their bank or brokerage firm that holds their shares how to vote their shares. If a shareholder does not give instructions to his or her bank or brokerage firm, it will nevertheless be entitled to vote the shares with respect to “routine” items, but it will not be permitted to vote the shares with respect to “non-routine” items. In the case of a non-routine item, such shares will be considered “broker non-votes” on that proposal.

Each of Proposal 1(election of directors), Proposal 2 (advisory vote on executive compensation) and Proposal 3 (advisory vote on frequency of future advisory votes on executive compensation) is a matter that we believe will be considered “non- routine.” Proposal 4 (ratification of the appointment of independent registered public accounting firm) is a matter we believe will be considered “routine.”

Banks or brokerages cannot use discretionary authority to vote shares on Proposal 1 (election of directors), Proposal 2 (advisory vote on executive compensation) or Proposal 3 (advisory vote on frequency of future advisory votes on executive compensation) if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.

Required Votes for Each Proposal to Pass

Assuming the presence of a quorum at the Annual Meeting:

Proposal	Vote Required	Broker Discretionary Vote Allowed
Election of Class II Directors	Plurality of the votes cast (the three directors receiving the most “For” votes)	No

Advisory vote to approve executive compensation	A majority of the votes cast	No

Advisory vote on frequency of future advisory votes on executive compensation	Plurality of the votes cast (the option receiving the most “For” votes)	No

Ratification of the Appointment of GGF CPA Limited as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2024	A majority of the votes cast	Yes

Because an abstention is considered to be a vote cast on a proposal, an abstention is equivalent to a “no” vote on Proposal 2. With regard to the advisory vote on executive compensation (Proposal 2), it will not be binding on either the Board of Directors or the Company. However, the Company’s Compensation Committee will take into account the outcome of the shareholder vote on this proposal at the Annual Meeting when considering future executive compensation arrangements. In addition, your non-binding advisory votes described in this Proposal 2 and below in Proposal 3 will not be construed (1) as overruling any decision by the Board of Directors, any Board committee or the Company relating to the compensation of the named executive officers or (2) as creating or changing any fiduciary duties or other duties on the part of the Board of Directors, any Board committee or the Company.

With regard to the advisory vote on the frequency of future advisory votes on executive compensation (Proposal 3), votes on the preferred voting frequency may be cast by choosing the option of one year, two years, three years, or “abstain” in response to this proposal. Votes cast on this proposal is not a vote to approve or disapprove the Board’s recommendation but rather is a vote to select one of the options described in the preceding sentence. The option of one year, two years or three years that receives the highest number of votes cast by shareholders will be the frequency of the advisory vote on executive compensation that has been recommended by the shareholders. However, because this vote is advisory and not binding on either the Board of Directors or the Company, the Board of Directors may subsequently decide that it is in the best interests of the Company and its shareholders to hold an advisory vote on executive compensation that differs in frequency from the option that received the highest number of votes from the Company’s shareholders at the Annual Meeting.

Voting Procedures

In voting by proxy with regard to the election of directors, you may vote in favor of all nominees, withhold your votes as to all nominees, or withhold your votes as to specific nominees. With regard to other proposals, you may vote in favor of each proposal or against each proposal, or in favor of some proposals and against others, or you may abstain from voting on any or all of the proposals. You should specify your respective choices on the accompanying proxy card or your vote instruction form.

Solicitation of Proxies

The solicitation of proxies is made by the Company. The expenses of solicitation of proxies will be paid by the Company. We may solicit proxies by mail, and the officers and employees of the Company may solicit proxies personally or by telephone and will receive no extra compensation from such activities. The Company will reimburse brokerage houses and other nominees for their expenses incurred in sending proxies and proxy materials to the beneficial owners of shares held by them.

Delivery of Proxy Materials to Households

Only one copy of the Company’s 2023 Annual Report and this Proxy Statement will be delivered to an address where two or more stockholders reside with the same last name or whom otherwise reasonably appear to be members of the same family based on the stockholders’ prior express or implied consent.

We will deliver promptly upon written or oral request a separate copy of the 2023 Annual Report and this Proxy Statement upon such request. If you share an address with at least one other stockholder, currently receive one copy of our Annual Report and Proxy Statement at your residence, and would like to receive a separate copy of our Annual Report and Proxy Statement for future stockholder meetings of the Company, please specify such request in writing and send such written request to IT Tech Packaging, Inc., Science Park, Juli Road, Xushui District, Baoding City, Hebei Province, People’s Republic of China 072550; Attention: Secretary.

If you share an address with at least one other stockholder and currently receive multiple copies of Annual Report and Proxy Statement, and you would like to receive a single copy of Annual Report and Proxy Statement, please specify such request in writing and send such written request to IT Tech Packaging, Inc., Science Park, Juli Road, Xushui County, Baoding City, Hebei Province, People’s Republic of China 072550; Attention: Secretary.

Interest of Officers and Directors in Matters to Be Acted Upon

Except for the election to the Board of the three nominees set forth herein, none of our officers or directors has any interest in any of the matters to be acted upon at the Annual Meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our voting securities by (i) any person or group owning more than 5% of any class of voting securities, (ii) each director, (iii) our Chief Executive Officer and (iv) all executive officers and directors as a group as of the date hereof.

Amount and Nature of Beneficial Ownership

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Common Stock
Directors and Executive Officers
Common Stock	Zhenyong Liu, CEO and Director	536,484	5.3%
Common Stock	Jing Hao, CFO	1,000	*
Common Stock	Dahong Zhou, Secretary	0	0
Common Stock	Marco Ku Hon Wai, Director	750	*
Common Stock	Fuzeng Liu, Director	500	*
Common Stock	Wenbing Christopher Wang, Director	2,982	*
Common Stock	Lusha Niu, Director	0	0
All Directors and Executive Officers as a Group (7 persons)		541,716	5.3%

*	Less than 1% of the Company’s issued and outstanding common shares.

PROPOSAL 1: ELECTION OF DIRECTORS

Nominees for Director

At the Annual Meeting, three directors in Class II , Zhenyong Liu, Fuzeng Liu and Lusha Niu are up for re-election, with such Class II directors to serve until the 2026 Annual Meeting of Stockholders and until their respective successors have been elected and has qualified, or until their earlier resignation, removal or death. If for some unforeseen reason one or more of the nominees is not available as a candidate for director, the proxies may be voted for such other candidate or candidates as may be nominated by the Board.

The following table sets forth the positions and offices presently held with the Company by each nominee, their age as of the Record Date, and the year in which he became a director. Proxies not marked to the contrary will be voted in favor of each such nominee’s election.

Name	Age	Position with the Company	Director Since
Zhenyong Liu	61	Director, Chairman of the Board	November 2007
Fuzeng Liu	75	Director	November 2007
Lusha Niu	45	Director	October 2016

The following is a summary of the biographical information of our director-nominees:

Zhenyong Liu. Mr. Zhenyong Liu became a member of the Board, and was appointed as Chairman of the Board on November 30, 2007. Mr. Liu has also served as the Company’s Chief Executive Officer since November 16, 2007, and serves as Chairman of Hebei Baoding Dongfang Paper Milling Company Limited (Dongfang Paper), a position he has held since 1996. From 1990 to 1996, he served as Plant Director of Xinxin Paper Milling Factory in Xushui District. Mr. Liu served as General Manager of the East Central Household Appliance Purchases and Supply Station from 1980 to 1989.

Fuzeng Liu. Mr. Fuzeng Liu has been a member of the Board since November 30, 2007. Mr. Liu has also served as Vice President of Dongfang Paper since 2002. Previously, he served as Deputy Secretary of the Traffic Bureau of Xushui District from 1992 to 2002 and as Party Secretary of Dayin Town, Xushui District from 1988 to 1992.Mr. Liu also served as Head of the Cuizhuang Town, Xushui District from 1984 to 1988. From 1977 to 1984, Mr. Liu worked at the committee office of Xushui District.

Lusha Niu. Ms. Niu has been a member of the Board since October 2016. Ms. Niu is a public relations veteran with strong background in international business and finance. Since September 2013, Ms. Niu has been the Director of Corporate Communications and Public Affairs, Asia Lead of Financial Communication at MSL GROUP, a global public communications firm. From August 2008 until August 2013, Ms. Niu was an Associate Director at APCO Worldwide, a Washington D.C. based global public affairs consulting firm. Ms. Niu also served as a Consulting Analyst with BDA Consulting, advising global institutional investors on their China deal strategy. Ms. Niu holds a Master’s degree in Finance from the University of Colorado.

The Board believes that each of the Company’s director-nominees is highly qualified to serve as a member of the Board. Each of the director-nominees has contributed to the mix of skills, core competencies and qualifications of the Board. When evaluating candidates for election to the Board, the Board seeks candidates with certain qualities that it believes are important, including integrity, an objective perspective, good judgment, leadership skills. Each of the director-nominees has contributed to the mix of skills, core competencies and qualifications of the Board. Our director-nominees are highly educated and have diverse backgrounds and talents and extensive track records of success in what we believe are highly relevant positions.

Term of Office

If elected, the director-nominees in Class II, Zhenyong Liu, Fuzeng Liu and Lusha Niu, will serve for a two-year term until the 2026 Annual Meeting of Stockholders and until their respective successors have been elected and has qualified, or until their earlier resignation, removal or death.

Vote Required and Board of Directors’ Recommendation

The nominees receiving a plurality of the votes cast will be elected to the Board. If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares on this proposal, unless you direct the holder how to vote, by marking your proxy card. For purposes of the election of directors, abstentions and broker non-votes will have no effect on the result of the vote.

The Board recommends a vote FOR the election of all the above director-nominees.

DIRECTORS AND OFFICERS

Set forth below is certain information regarding our directors and executive officers. The Board is comprised of five directors, and is divided into two classes, Class I and Class II.

The following table sets forth certain information with respect to our directors and executive officers:

Name	Age	Position/Title
Zhenyong Liu	61	Chief Executive Officer and Chairman of the Board (Class II)
Jing Hao	41	Chief Financial Officer
Dahong Zhou	45	Secretary
Marco Ku Hon Wai	50	Director (Class I)
Wenbing Christopher Wang	53	Director (Class I)
Fuzeng Liu	75	Director (Class II)
Lusha Niu	45	Director (Class II)

The Directors in Class II, Zhenyong Liu, Fuzeng Liu, and Lusha Niu, will serve until this Annual Meeting of stockholders and until their respective successors have been elected and have qualified, or until their earlier resignation, removal or death. The directors elected in Class I, Marco Ku Hon Wai and Wenbing Christopher Wang, will serve until the 2025 Annual Meeting and until their respective successors have been elected and have qualified, or until their earlier resignation, removal or death. At the Annual Meeting, the class of Directors to be elected (Class II this year) will be elected for a two-year term. Our officers serve at the discretion of the Board.

Set forth below is biographical information about our current directors and executive officers other than the three Class II directors nominated for election. The biographical information about the Class II directors is set forth above under the heading “Proposal 1: Election of Directors — Nominees for Directors”

Marco Ku Hon Wai. Mr. Marco Ku Hon Wai has served on the Board since November 3, 2014. Mr. Ku founded Sensible Investment Company Limited in 2013, an investment consulting firm based in Hong Kong. He was previously Chief Financial Officer of China Marine Food Group Limited (OTC: CMFO) from July 2007 to October 2013. Prior to his position at China Marine Food Group Limited, Mr. Ku co-founded KISS Catering Group, a food and beverage business in Beijing from October 2005 to April 2007. Mr. Ku worked at KPMG LLP from 1996 to 2000, where his last held position was Assistant Manager. Mr. Ku received a bachelor’s degree in finance from the Hong Kong University of Science and Technology in 1996, and is currently a fellow member of the Hong Kong Institute of Certified Public Accountants.

Wenbing Christopher Wang. Mr. Wenbing Christopher Wang has served on the Board since October 28, 2009. Mr. Wang served as Chief Financial Officer of Phoenix Motor Inc. (Nasdaq: PEV) from June 2021 to March 2024. Mr. Wang served as the senior vice president of finance of SPI Energy Co., Ltd (Nasdaq: SPI) and interim CFO of Phoenix Motor Inc. from November 2020 to June 2021. Prior to joining SPI, Mr. Wang served as Chief Executive Officer of Redwood Group International, a Hong Kong-based merchant bank focused on Greater-China growth and venture opportunities, from February 2017 to November 2020, and a partner with SAIF Xinhuihuang Asset Management Co., Ltd. from December 2018 to March 2020. Prior to that, Mr. Wang served as President of Fushi Copperweld, Inc. (previously NasdaqGS: FSIN) from 2009 to 2016 and its Chief Financial Officer from 2005 to 2010. Prior to that, Mr. Wang worked for Cornerstone China Opportunities Fund, Redwood Capital, Credit Suisse, VCChina from 2001 to 2005 with progressive responsibilities. Mr. Wang obtained a BSc from the University of Science and Technology Beijing and an MBA degree in Finance and Corporate Accounting from the University of Rochester.

The Board believes that each of the Company’s directors is highly qualified to serve as a member of the Board. Each of the directors has contributed to the mix of skills, core competencies and qualifications of the Board of Directors. When evaluating candidates for election to the Board, the Nominating Committee seeks candidates with certain qualities that it believes are important, including integrity, an objective perspective, good judgment, and leadership skills. Our directors are highly educated and have diverse backgrounds and talents and extensive track records of success in what we believe are highly relevant positions. Some of our directors have served in our operating entity, Hebei Baoding Dongfang Paper Milling Company Limited, for many years and benefit from an intimate knowledge of our operations and corporate philosophy.

Jing Hao. Ms. Jing Hao was appointed as our Chief Financial Officer on November 3, 2014. Ms. Hao previously served as the Company’s Chief Financial Officer from November 2007 until April 2009. In addition, Ms. Hao has served as Chief Financial Officer of Hebei Baoding Dongfang Paper Milling Company Limited (Dongfang Paper) since 2006. Prior to that, she was Manager of Finance for Dongfang Paper from 2005 to 2006.

Dahong Zhou. Ms. Dahong Zhou was appointed as our Secretary on November 16, 2007. Ms. Zhou also serves as Executive Manager of Hebei Baoding Dongfang Paper Milling Company Limited (Dongfang Paper), a position she has held since 2006.

The following of our directors held directorships in other reporting companies and registered investment companies at any time during the past five years:

Name	Company	Title
Marco Ku Hon Wai	XT Energy Group Inc., an OTCQB listed company	Independent Director
Wenbing Christopher Wang	Dragon Victory International Ltd., a NASDAQ listed company	Director

There are no family relationships among our directors or officers.

Involvement in Certain Legal Proceedings

To our knowledge, during the last ten years, none of our directors and executive officers (including those of our subsidiaries) has:

●	Had a bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time.

●	Been convicted in a criminal proceeding or been subject to a pending criminal proceeding, excluding traffic violations and other minor offenses.

●	Been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities.

●	Been found by a court of competent jurisdiction (in a civil action), the SEC, or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

●	Been the subject to, or a party to, any sanction or order, not subsequently reverse, suspended or vacated, of any self-regulatory organization, any registered entity, or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Legal Proceedings

There are no material proceedings to which any director and executive officers of the Company is a party adverse to the Company or has a material interest adverse to the Company.

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS

Loans from our principal shareholder, Chairman and CEO Mr. Zhenyong Liu

Mr. Zhenyong Liu, the Company’s CEO has loaned money to Dongfang Paper for working capital purposes over a period of time. On January 1, 2013, Dongfang Paper and Mr. Zhenyong Liu renewed the three-year term loan previously entered on January 1, 2010, and extended the maturity date further to December 31, 2015. On December 31, 2015, the Company paid off the loan of $2,249,279, together with interest of $391,374 for the period from 2013 to 2015. Approximately $361,915 and $368,052 of interest were outstanding to Mr. Zhenyong Liu, which were recorded in other payables and accrued liabilities as part of the current liabilities in the consolidated balance sheet as of December 31, 2023, and 2022, respectively.

On December 10, 2014, Mr. Zhenyong Liu provided a loan to the Company, amounted to $8,742,278 to Dongfang Paper for working capital purpose with an interest rate of 4.35% per annum, which was based on the primary lending rate of People’s Bank of China. The unsecured loan was provided on December 10, 2014, and would be originally due on December 10, 2017. During the year of 2016, the Company repaid $6,012,416 to Mr. Zhenyong Liu, together with interest of $288,596. In February 2018, the company paid off the remaining balance, together with interest of $20,400. As of December 31, 2023, and 2022, approximately $42,357 and $43,075 of interest were outstanding to Mr. Zhenyong Liu, which was recorded in other payables and accrued liabilities as part of the current liabilities in the consolidated balance sheet.

On March 1, 2015, the Company entered an agreement with Mr. Zhenyong Liu which allows Dongfang Paper to borrow from the CEO an amount up to $17,201,342 (RMB120,000,000) for working capital purposes. The advances or funding under the agreement are due three years from the date each amount is funded. The loan is unsecured and carries an annual interest rate set on the basis of the primary lending rate of the People’s Bank of China at the time of the borrowing. On July 13, 2015, an unsecured amount of $4,324,636 was drawn from the facility. On October 14, 2016 an unsecured amount of $2,883,091 was drawn from the facility. In February 2018, the company repaid $1,507,432 to Mr. Zhenyong Liu. The loan would be originally due on July 12, 2018. Mr. Zhenyong Liu agreed to extend the loan for additional 3 years and the remaining balance will be due on July 12, 2021. On November 23, 2018, the company repaid $3,768,579 to Mr. Zhenyong Liu, together with interest of $158,651. In December 2019, the company paid off the remaining balance, together with interest of 94,636. As of December 31, 2023, and 2022, the outstanding loan balance were $nil and $2,185,569, respectively, and the accrued interest was $194,047 and $197,338, respectively, which was recorded in other payables and accrued liabilities as part of the current liabilities in the consolidated balance sheet.

As of December 31, 2023 and 2022, total amount of loans due to Mr. Zhenyong Liu were $nil. The interest expense incurred for such related party loans are $nil for the years ended December 31, 2023, and 2022, respectively. The accrued interest owe to the CEO was approximately $598,319 and $608,465, as of December 31, 2023, and 2022, respectively, which was recorded in other payables and accrued liabilities.

On December 8, 2021, the Company entered into an agreement with Mr. Zhenyong Liu, which allows Mr. Zhenyong Liu to borrow from the Company an amount of $6,507,431 (RMB44,089,085). The loan was unsecured and carried a fixed interest rate of 3% per annum. The loan was repaid by Mr. Zhenyong Liu in February 2022.

In October 2022 and November 2022, the Company entered into two agreements with Mr. Zhenyong Liu, which allowed Mr. Zhenyong Liu to borrow from the Company an amount of $7,059,455 (RMB50,000,000) in total. The loans were unsecured and carried a fixed interest rate of 4.35% per annum. $4,235,673 (RMB30,000,000) was repaid by Mr. Zhengyong Liu in August 2023 and the remaining balance was repaid in December 2023. Interest income of the loan for the year ended December 31, 2023 was $290,275.

As of December 31, 2023 and 2022, amount due to shareholder are $727,433, respectively, which represents funds from shareholders to pay for various expenses incurred in the U.S. The amount is due on demand with interest free.

Procedures for Approval of Related Party Transactions

Our Board of Directors is charged with reviewing and approving all potential related party transaction whether such transactions exceed $120,000. We have not adopted other procedures for review, or standards for approval, of such transactions, but instead review them on a case-by-case basis.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act, requires our executive officers and directors and persons who own more than 10% of a registered class of our equity securities to file with the SEC initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of our common stock and other equity securities, on Form 3, 4 and 5 respectively. Executive officers, directors and greater than 10% shareholders are required by the SEC regulations to furnish our company with copies of all Section 16(a) reports they file.

Based solely on our review of the copies of such reports received by us, and on written representations by our officers and directors regarding their compliance with the applicable reporting requirements under Section 16(a) of the Exchange Act, we believe that, with respect to the fiscal year ended December 31, 2023, all such reports were timely filed by our officers and directors, and all of the persons known to us to own more than 10% of our common stock.

DIRECTOR INDEPENDENCE

The Company currently has three independent directors, Marco Ku Hon Wai, Wenbing Christopher Wang, and Lusha Niu, as that term is defined under the NYSE American Company Guide.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS;
ANNUAL MEETING ATTENDANCE

Our business, property and affairs are managed by or under the direction of the Board. Members of the Board are kept informed of our business through discussion with the chief executive and financial officers and other officers, by reviewing materials provided to them and by participating at meetings of the board and its committees.

Our Board has three committees — the Audit Committee, the Compensation Committee and the Nominating Committee. The Audit Committee is comprised of Marco Ku Hon Wai, Wenbing Christopher Wang and Lusha Niu, with Mr. Marco Ku Hon Wai serving as chairman. The Compensation Committee is comprised of Marco Ku Hon Wai, Wenbing Christopher Wang and Lusha Niu, with Ms. LushaNiu serving as chairwoman. The Nominating Committee is comprised of Marco Ku Hon Wai, Wenbing Christopher Wang and Lusha Niu, with Mr. Wenbing Christopher Wang serving as chairman.

Our Audit Committee is involved in discussions with our independent auditor with respect to the scope and results of our year-end audit, our quarterly results of operations, our internal accounting controls and the professional services furnished by the independent auditor. Our Board has determined that both Mr. Marco Ku Hon Wai and Mr. Wenbing Christopher Wang qualify as audit committee financial experts and have the accounting or financial management expertise as required under NYSE Rule 303A.07(a). Our Board has also adopted a written charter for the Audit Committee which the Audit Committee reviews and reassesses for adequacy on an annual basis. A copy of the Audit Committee’s current charter is available at our corporate website at https://www.itpackaging.cn/uploadfile/txyxfh/file/20181029/6367640912345722139375725.pdf.

Our Compensation Committee oversees the compensation of our chief executive officer and our other executive officers and reviews our overall compensation policies for employees generally. If so authorized by the Board, the committee may also serve as the granting and administrative committee under any option or other equity-based compensation plans which we may adopt. The Compensation Committee does not delegate its authority to fix compensation; however, as to officers who report to the chief executive officer, the Compensation Committee consults with the chief executive officer, who may make recommendations to the Compensation Committee. Any recommendations by the chief executive officer are accompanied by an analysis of the basis for the recommendations. The committee will also discuss compensation policies for employees who are not officers with the chief executive officer and other responsible officers. A copy of the Compensation Committee’s current charter is available at our corporate website at https://www.itpackaging.cn/uploadfile/txyxfh/file/20181029/6367640912355880048874958.pdf.

Our Nominating Committee is involved in evaluating the desirability of and recommending to the Board any changes in the size and composition of the Board, evaluation of and successor planning for the chief executive officer and other executive officers. The qualifications of any candidate for director will be subject to the same extensive general and specific criteria applicable to director candidates generally. A copy of the Nominating Committee’s current charter is available at our corporate website at https://www.itpackaging.cn/uploadfile/txyxfh/file/20181029/6367640912356661968874958.pdf ..

It is a policy of the Nominating Committee that candidates for director (i) be determined to have unquestionable integrity and honesty, (ii) have the ability to exercise sound, mature and independent business judgment that is in the best interests of the Company and the stockholders as a whole, (iii) have background and experience in fields that will complement the talents of the other members of the Board, (iv) have the willingness and capability to take the time to actively participate in Board and committee meetings and related activities, (v) have the ability to work professionally and effectively with other members of the Board and management, (vi) have the ability to remain on the Board long enough to make a meaningful contribution, and (vii) have no material relationships with competitors or other third parties that could create a reasonable likelihood of a conflict of interest or other legal issues.

When considering potential director-nominees, the Nominating Committee also will consider the current composition of the Board and our evolving needs, including expertise, diversity and balance of inside, outside and independent directors. Although we do not have a formal policy for the consideration of diversity in identifying director-nominees, the Nominating Committee recognizes the benefits associated with a diverse board, and strives to create diversity in perspective, background and experience in the Board as a whole when identifying and selecting director-nominees. On an annual basis, as part of the Board’s self-evaluation, the Board assesses whether the mix of Board members is appropriate for our Company.

In compiling its list of possible candidates and considering their qualifications, the Nominating Committee will make its own inquiries, solicit input from other directors on the Board, and may consult or engage other sources, such as a professional search firm, if it deems appropriate.

Stockholders who wish to recommend individuals for consideration by the Nominating Committee to become nominees for election to the Board at our 2025 Annual Meeting of Stockholders may do so by submitting a written recommendation to the Nominating Committee, IT Tech Packaging, Inc., Science Park, Juli Road, Xushui District, Baoding City, Hebei Province, People’s Republic of China 072550, Attention: Secretary, in accordance with the procedures set forth below in this Proxy Statement under the heading “Stockholder Proposals.” For nominees for election to the Board proposed by stockholders to be considered, the following information concerning each nominee must be timely submitted in accordance with the required procedures:

●	The candidate’s name, age, business address, residence address, principal occupation or employment, the class and number of shares of our capital stock the candidate beneficially owns, a brief description of any direct or indirect relationships with us, and the other information that would be required in a proxy statement soliciting proxies for the election of the candidate as a director;

●	A signed consent of the nominee to being named as a nominee, to cooperate with reasonable background checks and personal interviews and to serve as a director, if elected; and

●	As to the stockholder proposing such nominee, that stockholder’s name and address, the class and number of shares of our capital stock the stockholder beneficially owns, a description of all arrangements or understandings between the stockholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made, a list of all other companies to which the stockholder has recommended the candidate for election as a director in that fiscal year, and a representation that the stockholder intends to appear in person or by proxy at the meeting to nominate the person named in its notice.

Board Meetings

The Board and its committees held the following number of meetings during fiscal 2023:

Board of Directors	5
Audit Committee	5
Compensation Committee	2
Nominating Committee	1

The meetings include meetings that were held by means of a conference telephone call, but do not include actions taken by unanimous written consent.

Each director attended at least 75% of the total number of meetings of the Board of Directors and those committees on which he served during the year.

For the fiscal year ended December 31, 2023, the Board of Directors met on at least a quarterly basis. The independent directors had regularly scheduled meetings as often as necessary to fulfil their responsibilities, including at least annually in executive session without the presence of non-independent directors and management as required by Section 802(c) of the NYSE American Company Guide.

BOARD LEADERSHIP STRUCTURE AND ROLE IN RISK OVERSIGHT

Mr. Zhenyong Liu is our chairman and Chief Executive Officer. At the advice of other members of the management or the Board, Mr. Liu calls meetings of the Board when necessary. We have three independent directors. Our Board has three standing committees, each of which is comprised solely of independent directors with a committee chair. The Board believes that the Company’s chief executive officer is best situated to serve as chairman of the Board because he is the director most familiar with our business and industry and the director most capable of identifying strategic priorities and executing our business strategy. In addition, having a single leader eliminates the potential for confusion and provides clear leadership for the Company. We believe that this leadership structure has served the Company well. Our Board has overall responsibility for risk oversight. The Board has delegated responsibility for the oversight of specific risks to Board committees as follows:

●	The Audit Committee oversees the Company’s risk policies and processes relating to the financial statements and financial reporting processes, as well as key credit risks, liquidity risks, market risks and compliance, and the guidelines, policies and processes for monitoring and mitigating those risks.

●	The Compensation Committee oversees the compensation of our chief executive officer and our other executive officers and reviews our overall compensation policies for employees.

●	The Nominating Committee oversees risks related to the Company’s governance structure and processes.

The Board is responsible to approve all related party transactions according to our Code of Ethics. We have not adopted written policies and procedures specifically for related person transactions.

STOCKHOLDER COMMUNICATIONS

Stockholders who wish to communicate with the Board or with specified members of the Board should do so by sending any communication to IT Tech Packaging, Inc., Science Park, Juli Road, Xushui District, Baoding City, Hebei Province, People’s Republic of China 072550; Attention: Secretary.

Any such communication should state the number of shares beneficially owned by the shareholder making the communication. Our Secretary will forward such communication to the full Board or to any individual member or members of the Board to whom the communication is directed, unless the communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Secretary has the authority to discard the communication or take appropriate legal action regarding the communication.

CODE OF ETHICS

We have adopted a code of ethics to apply to our principal executive officer, principal financial officer, principal accounting officer and controller, or persons performing similar functions. The Code of Ethics is currently available at our corporate website at https://www.itpackaging.cn/uploadfile/txyxfh/file/20181029/6367640912363688526617528.pdf.

BOARD OF DIRECTORS COMPENSATION

The following table sets forth a summary of compensation paid or entitled to our directors during the fiscal years ended December 31, 2023 and 2022:

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Total
		($)	($)	($)	($)	($)	($)
Fuzeng Liu	2022	$7,701	-	$-	-	-	$7,701
Director	2023	$7,375	-	$-	-	-	$7,375

Marco Ku Hon Wai	2022	$20,000	-	$-	-	-	$20,000
Director	2023	$20,000	-	$-	-	-	$20,000

Wenbing Christopher Wang	2022	$20,000	-	$-	-	-	$20,000
Director	2023	$20,000	-	$-	-	-	$20,000

LushaNiu	2022	$7,399	-	-	-	-	$7,399
Director	2023	$7,086	-	-	-	-	$7,086

Effective November 1, 2014, Mr. Marco Ku Hon Wai began serving as our director and has received annual compensation of $20,000, payable on a monthly basis. In addition, the Company agreed to issue Mr. Ku 750 shares of its common stock. On January 12, 2016, the Company issued Mr. Ku 750 shares restricted common stock under the 2015 ISP for his services in 2015, with a value of $13.3 per share, based on the closing price on the date of the issuance. Mr. Ku will be reimbursed for his out-of-pocket expenses incurred in connection with his service to the Company.

Effective October 28, 2009, Mr. Wenbing Christopher Wang has served as our director and has received annual compensation of $20,000, payable on a monthly basis. Mr. Wang also received 400 shares of common stock, a number equal to $20,000 divided by the closing price of the common stock on October 28, 2009, with piggyback registration rights subordinate to that held by investors in any past or future private placement of securities. On January 11, 2012, the Company awarded its independent director Mr. Wenbing Christopher Wang 1,582 shares of restricted common stock. These shares of common stock were issued under the 2011 ISP and are valued at $34.5 per share, based on the closing price on the date of the issuance. On December 31, 2013, the Company awarded Mr. Wang 500 shares restricted common stock under the 2011 ISP and 2012 ISP for, with a value of $26.6 per share, based on the closing price on the date of the stock issuance. On January 12, 2016, the Company issued Mr. Wang 500 shares restricted common stock under the 2015 ISP, with a value of $13.3 per share, based on the closing price on the date of the issuance.

On October 12, 2016, Ms. Lusha Niu was elected as our director and receives annual compensation of RMB50,000, payable on a monthly basis.

On December 31, 2013, Mr. Fuzeng Liu received 500 shares of restricted common stock from our 2011 and 2012 ISPs. The value of the stock award is determined by the closing price of the Company’s common stock on the date of the award, which was $26.6 as of December 31, 2013.

Other than the appointments described above, there are no understandings or arrangements between Mr. Ku, Mr. Wang, or Ms. Niu and any other person pursuant to which Mr. Ku, Mr. Wang, or Ms. Niu was appointed as a director. Mr. Ku, Mr. Wang, and Ms. Niu do not have any family relationship with any director, executive officer or person nominated or chosen by us to become a director or executive officer.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee, on behalf of the Board, serves as an independent and objective party to monitor and provide general oversight of the integrity of our financial statements, our independent registered public accounting firm’s qualifications and independence, the performance of our independent registered public accounting firm, our compliance with legal and regulatory requirements and our standards of business conduct. The Audit Committee performs these oversight responsibilities in accordance with its Audit Committee Charter.

Our management is responsible for preparing our financial statements and our financial reporting process. Our independent registered public accounting firm is responsible for expressing an opinion on the conformity of our audited financial statements to generally accepted accounting principles in the United States of America. The Audit Committee met with our independent registered public accounting firm, with and without management present, to discuss the results of their examinations and the overall quality of our financial reporting.

In this context, the Audit Committee has reviewed and discussed our audited financial statements for the year ended December 31, 2023 with management and with our independent registered public accounting firm. The Audit Committee has discussed with our independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communications with Audit Committees), which includes, among other items, matters related to the conduct of the audit of our annual financial statements.

The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding such independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm its independence from us and our management. In addition, the Audit Committee has considered whether the provision of non-audit services by our independent registered public accounting firm in 2023 was compatible with maintaining our registered public accounting firm’s independence and has concluded that it was.

Based on its review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board that our audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2023.

Each of the members of the Audit Committee is independent as defined under the standards of the Commission and the NYSE American Company Guide, and both Mr. Marco Ku Hon Wai and Mr. Wenbing Christopher Wang qualify as an Audit Committee financial expert in accordance with the requirements of the NYSE American Company Guide and of such rules of the Commission.

Respectfully submitted by the Audit Committee,

Marco Ku Hon Wai, Chairman
Wenbing Christopher Wang
Lusha Niu

The foregoing Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filing of our company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent we specifically incorporate this Audit Committee Report by reference therein.

EXECUTIVE COMPENSATION

Item 11. Executive Compensation

The following compensation table summarizes the cash and non-cash compensation earned during the years ended December 31, 2023 and 2022 by each person who served as principal executive officer, principal financial officer, and secretary during 2023.

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Total
		($)	($)	($)	($)	($)	($)
Zhenyong Liu,	2022	$35,519	0	-	-	-	$35,519
Chairman, CEO	2023	$34,016	-	$-	-	-	$34,016

Jing Hao	2022	$35,519		$-	-	-	$35,519
CFO	2023	$34,016	-	$-	-	-	$34,016

Dahong Zhou,	2022	$4,299	-	$-	-	-	$4,299
Secretary	2023	$4,117	-	$-	-	-	$4,117

Employment Agreements

Mr. Zhenyong Liu receives a monthly salary of RMB 20,000 (approximately $2,835). On January 11, 2012, the Company awarded Mr. Zhenyong Liu 4,433 shares of restricted common stock. These shares of common stock were issued under the 2011 ISP and are valued at $34.5 per share, based on the closing price on the date of the issuance. On December 31, 2013, the Company awarded Mr. Zhenyong Liu 800 shares of restricted common stock under the 2011 ISP and 2012 ISP, with a value of $26.6 per share, based on the closing price on the date of the stock issuance. On September 13, 2018, the Company issued 10,000 shares of common stock to Mr. Zhenyong Liu under the 2015 Omnibus Equity Incentive Plan with a value of $8.8 per share as of the date of issuance. On April 8, 2020, the Company issued 20,000 shares of common stock to Mr. Zhenyong Liu under the 2019 ISP with a value of $6.0 per share as of the date of issuance. On September 8, 2020, the Compensation Committee of the Company unanimously approved that Mr. Zhenyong Liu shall receive the bonus of $40,000 for his service rendered in the year 2020.

Ms. Hao began receiving a monthly salary of RMB 20,000 (approximately $2,835) in January 2015. On September 13, 2018, the company issued 1,000 shares of common stock to Ms. Jing Hao under the 2015 Omnibus Equity Incentive Plan with a value of $8.8 per share as of the date of issuance. On September 8,2020, the Compensation Committee of the Company unanimously approved that Ms. Jing Hao shall receive the bonus of $40,000 for her service rendered in the year 2020.

Outstanding Equity Awards at Fiscal Year-End

There were no option exercises in fiscal year of 2023 or options outstanding as of December 31, 2023.

Pension and Retirement Plans

Currently, except for contributions to the PRC government-mandated social security retirement endowment fund for those employees who have not waived their coverage, we do not offer any annuity, pension or retirement benefits to be paid to any of our officers, directors or employees. There are also no compensatory plans or arrangements with respect to any individual named above which results or will result from the resignation, retirement or any other termination of employment with our company, or from a change in our control.

Proposal 2:
Advisory Vote on Executive Compensation

At our previous annual shareholder holding meeting, the stockholders recommended, on an advisory basis, that the frequency of the stockholder vote to approve the compensation of the Company’s named executive officers every three years. The Company has disclosed the compensation of its named executive officers pursuant to rules adopted by the SEC.

We believe that our compensation policies for the named executive officers are designed to attract, motivate and retain talented executive officers and are aligned with the long-term interests of the Company’s shareholders. This advisory shareholder vote, commonly referred to as a “say-on-pay vote,” gives you as a shareholder the opportunity to approve or not approve the compensation of the named executive officers that is disclosed in this Proxy Statement by voting for or against the following resolution (or by abstaining with respect to the resolution):

RESOLVED, that the shareholders of IT Tech Packaging, Inc. approve all of the compensation of the Company’s executive officers who are named in the Summary Compensation Table of the Company’s 2024 Proxy Statement, as such compensation is disclosed in the Company’s 2024 Proxy Statement pursuant to disclosure rules of the Securities and Exchange Commission, which disclosure includes the Proxy Statement’s Summary Compensation Table and other executive compensation tables and related narrative disclosures.

Because your vote is advisory, it will not be binding on either the Board of Directors or the Company. However, the Company’s Compensation Committee will take into account the outcome of the shareholder vote on this proposal at the Annual Meeting when considering future executive compensation arrangements. In addition, your non-binding advisory votes described in this Proposal 2 will not be construed: (1) as overruling any decision by the Board of Directors, any Board committee or the Company relating to the compensation of the named executive officers, or (2) as creating or changing any fiduciary duties or other duties on the part of the Board of Directors, any Board committee or the Company.

Assuming a quorum is present, the affirmative vote of a majority of the votes cast at the Annual Meeting, either in person or by proxy, is required for approval of this proposal.

The Board recommends a vote FOR approval of the compensation disclosed in this Proxy Statement of the Company’s executive officers who are named in this Proxy Statement’s Summary Compensation Table.

PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON

EXECUTIVE COMPENSATION

The Dodd-Frank Act requires the Company’s shareholders to have the opportunity to cast a non-binding advisory vote regarding how frequently the Company should seek from its shareholders a non-binding advisory vote (similar to Proposal 2 above) on the compensation disclosed in the Company’s proxy statement of its executive officers who are named in the proxy statement’s summary compensation table for the year in question (the “named executive officers”). By voting on this frequency proposal, shareholders may indicate whether they would prefer that the advisory vote on the compensation of the Company’s named executive officers occur every one, two or three years. Shareholders may also abstain from voting on the proposal. Accordingly, the following resolution is submitted for an advisory shareholder vote at the Annual Meeting:

RESOLVED, that the highest number of votes cast by the shareholders of Orient Paper, Inc. for the option set forth below shall be the preferred frequency of the Company’s shareholders for holding an advisory vote on the compensation of the Company’s executive officers who are named in the Summary Compensation Table of the Company’s Proxy Statement:

●	every year;

●	every two years; or

●	every three years.

The Board of Directors has determined that an advisory vote by the Company’s shareholders on executive compensation that occurs every three years is the most appropriate alternative for the Company. In formulating its conclusion, the Board of Directors considered that, because the Company’s compensation program for executive officers is not complex, a shareholder advisory vote every three years should be sufficient to permit its shareholders to express their views about our compensation program. Also, the Board of Directors believes that the success of the Company’s executive compensation program should be judged over a period of time that is longer than one year.

You may cast your vote on your preferred voting frequency by choosing the option of one year, two years or three years when you vote in response to this proposal, and you may also abstain from voting on the proposal. Your vote on this proposal is not a vote to approve or disapprove of the Board’s recommendation but rather is a vote to select one of the options described in the preceding sentence. The option of one year, two years or three years that receives the highest number of votes cast by shareholders will be the frequency of the advisory vote on executive compensation that has been recommended by the shareholders. However, because this vote is advisory and not binding on either the Board of Directors or the Company, the Board of Directors may subsequently decide that it is in the best interests of the Company and its shareholders to hold an advisory vote on executive compensation that differs in frequency from the option that received the highest number of votes from the Company’s shareholders at the Annual Meeting.

The Board of Directors unanimously recommends that shareholders vote to conduct an advisory shareholder vote every three years on the compensation of the Company’s executive officers named in the proxy statement’s summary compensation table for that year.

PROPOSAL 4:
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected the firm of GGF CPA LTD. (“GGF”), an independent registered public accounting firm, as our auditors for the fiscal year ending December 31, 2024, subject to ratification of such selection by our stockholders.

On February 29, 2024, WWC, P.C. Certified Public Accountants (“WWC”) resigned as our independent registered public accounting firm, effective immediately.

WWC’s reports on our consolidated financial statements for the fiscal years ended December 31, 2022 and 2021 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the two most recent fiscal years ended December 31, 2022 and 2021, and the subsequent interim period through February 29, 2024, there were no disagreements with WWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of WWC, would have caused WWC to make reference to the subject matter of the disagreements in connection with its reports on our consolidated financial statements for such years. Also during this time, there were no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K.

We provided WWC with a copy of the above disclosures and requested that WWC furnish us with a letter addressed to the SEC stating whether or not it agrees with the statements made above. A copy of WWC’s letter dated February 29, 2024 was attached as Exhibit 16.1 to a Current Report on Form 8-K that was filed by us with the SEC on March 4, 2024.

On March 1, 2024, we engaged GGF as our independent registered public accounting firm for the fiscal year ending December 31, 2023, effective immediately. During the fiscal years ended December 31, 2022 and 2021 and through March 1, 2024, neither we nor anyone on its behalf consulted with GGF regarding (i) the application of accounting principles to any specified transaction, either completed or proposed or the type of audit opinion that might be rendered on our consolidated financial statements, and neither a written report nor oral advice was provided to us that GGF concluded was an important factor considered by us in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K, or a “reportable event,” as defined in Item 304(a)(1)(v) of Regulation S-K.

In the event that ratification of this appointment of our independent registered public accounting firm is not approved by the affirmative vote of a majority of votes cast on the matter, the appointment of our independent registered public accounting firm will be reconsidered by the Board. Unless indicated to the contrary, proxies received will be voted for ratification of the appointment of GGF as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

Representatives of GGF have been invited to but are not expected to be present at the Annual Meeting.

Audit Fees

We incurred approximately $207,000 for professional services rendered by our former registered independent public accounting firm, WWC, for the audit and reviews of the Company’s financial statements for 2023.

We incurred approximately $191,000 for professional services rendered by our former registered independent public accounting firm, WWC, for the audit and reviews of the Company’s financial statements for 2022.

We incurred approximately $166,000 for professional services rendered by our registered independent public accounting firm, GGF, for the audit of the Company’s financial statements for 2023.

Audit-Related Fees

We did not incur any audit-related fees to WWC in 2023.

We did not incur any audit-related fees to WWC in 2022.

Tax Reporting Preparation Fees

We did not incur any tax reporting preparation fees to WWC in 2023.

We did not incur any tax reporting preparation fees to WWC in 2022.

All Other Fees

We did not incur any fees from its registered independent public accounting firm for services rendered to us, other than the services covered in “Audit Fees” and “Audit-Related Fees” for the fiscal years ended December 31, 2023 and 2022.

With respect to our auditing and other non-audit related services rendered by its registered independent public accounting firm for 2023 and 2022, all engagements were entered into pursuant to the audit committee’s pre-approval policies and procedures.

Pre-Approval Policy of Services Performed by Independent Registered Public Accounting Firm

The Audit Committee’s policy is to pre-approve all audit and non-audit related services, tax services and other services. Preapproval is generally provided for up to one year, and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The Audit Committee has delegated the pre-approval authority to its chairperson when expedition of services is necessary. The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval and the fees for the services performed to date.

Vote Required and Board of Directors’ Recommendation

Assuming a quorum is present, the affirmative vote of a majority of the votes cast at the Annual Meeting, either in person or by proxy, is required for approval of this proposal. For purposes of the ratification of our independent registered public accounting firm, abstentions will have the same effect as a vote against this proposal and broker non-votes will have no effect on the result of the vote.

The Board recommends a vote FOR ratification of the appointment of GGF as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

STOCKHOLDER PROPOSALS

Stockholders who wish to present proposals for inclusion in the Company’s proxy materials for the 2025 Annual Meeting of Stockholders may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934, as amended. To be eligible, the shareholder proposals must be received by our Secretary at our principal executive office on or before May 31, 2025. Under SEC rules, you must have continuously held for at least one year prior to the submission of the proposal (and continue to hold through the date of the meeting) at least $2,000 in market value, or 1%, of our outstanding stock in order to submit a proposal which you seek to have included in the Company’s proxy materials. We may, subject to SEC review and guidelines, decline to include any proposal in our proxy materials.

Stockholders who wish to make a proposal at the 2025 Annual Meeting, other than one that will be included in our proxy materials, must notify us no later than May 31, 2025. If a shareholder who wishes to present a proposal fails to notify us by May 31, 2025, the proxies that management solicits for the meeting will confer discretionary authority to vote on the shareholder’s proposal if it is properly brought before the meeting.

OTHER BUSINESS

While the accompanying Notice of Annual Meeting of Stockholders provides for the transaction of such other business as may properly come before the Annual Meeting, the Company has no knowledge of any matters to be presented at the Annual Meeting other than those listed as Proposals 1, 2, 3 and 4 in the notice. However, the enclosed Proxy gives discretionary authority in the event that any other matters should be presented.

ANNUAL REPORT

Upon written request to Ms. Dahong Zhou, Secretary, IT Tech Packaging, Inc., Science Park, Juli Road, Xushui District, Baoding City, Hebei Province, People’s Republic of China 072550, we will provide without charge to each person requesting a copy of our 2023 Annual Report, including the financial statements filed therewith. We will furnish a requesting stockholder with any exhibit not contained therein upon specific request. In addition, this Proxy Statement, as well as our 2023 Annual Report, is available on our Internet website at www.itpackaging.cn.

By Order of the Board of Directors.

/s/ Zhenyong Liu
Zhenyong Liu
Chairman and Chief Executive Officer

Hebei Province, PRC

September 6, 2024

FORM OF PROXY CARD

IT TECH PACKAGING, INC.
PROXY FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on October 31, 2024: The Proxy Statement and Annual Report to Stockholders are available at www.itpackaging.cn.

The undersigned hereby appoints Zhenyong Liu with full power of substitution, as proxy of the undersigned to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of IT Tech Packaging, Inc. (the “Company”), to be held on October 31, 2024 at 10 a.m. local time (October 30, 2024 at 10 p.m. ET), at Wei County Production Base, IT Tech Packaging Inc., Industrial Park, Wei County, Hebei Province, China 054700, and any postponement or adjournment thereof, and to vote as if the undersigned were then and there personally present on all matters set forth in the Notice of Annual Meeting, dated September 6, 2024 (the “Notice”), a copy of which has been received by the undersigned, as follows:

1.	THE ELECTION OF CLASS II DIRECTORS TO SERVE ON THE BOARD OF DIRECTORS OF THE COMPANY, WITH SUCH CLASS II DIRECTORS TO SERVE UNTIL THE 2026 ANNUAL MEETING OF STOCKHOLDERS AND UNTIL THEIR RESPECTIVE SUCCESSORS HAVE BEEN DULY ELECTED AND QUALIFIED OR UNTIL HIS OR HER EARLIER RESIGNATION, REMOVAL OR DEATH. (Check one)

FOR all nominees listed below (except as indicated). ☐

WITHHOLD AUTHORITY to vote for all nominees listed below. ☐

If you wish to withhold your vote for any individual nominee, strike a line through that nominee’s name set forth below:

Zhenyong Liu

Fuzeng Liu

Lusha Niu

2.	TO RECOMMEND BY NON BINDING VOTE, THE APPROVAL OF THE COMPENSATION DISCLOSED IN THE PROXY STATEMENT OF THE COMPANY’S EXECUTIVE OFFICERS, WHO ARE NAMED IN THE PROXY STATEMENT COMPENSATION TABLE: (Check one)

FOR the proposal. ☐
AGAINST the proposal. ☐
ABSTAIN AUTHORITY to vote for the proposal. ☐

3.	TO RECOMMEND, BY NON-BINDING VOTE, THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION. (Check one)

1 YEAR. ☐

2 YEARS. ☐

3 YEARS. ☐

ABSTAIN AUTHORITY to vote on the proposal. ☐

4.	THE RATIFICATION OF APPOINTMENT OF GGF CPA LIMITED AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024. (Check one)

FOR the proposal. ☐

AGAINST the proposal. ☐

ABSTAIN AUTHORITY to vote for the proposal. ☐

NOTE: IN HIS DISCRETION, THE PROXY HOLDER IS AUTHORIZED TO VOTE UPON SUCH OTHER MATTER OR MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT(S) THEREOF.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATION ABOVE. IN THE ABSENCE OF SUCH INDICATION, THIS PROXY WILL BE VOTED FOR ALL OF THE BOARD’S NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS, FOR THE RATIFICATION OF THE APPOINTMENT OF GGF CPA LIMITED AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024, FOR THE APPROVAL OF THE COMPENSATION DISCLOSED IN THE PROXY STATEMENT OF THE COMPANY’S EXECUTIVE OFFICERS WHO ARE NAMED IN THE PROXY STATEMENT, FOR THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION TO BE EVERY THREE YEARS, AND, AT THE DISCRETION OF THE PROXY HOLDER, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

Dated:_______________________________, 2024
Signature of Stockholder

PLEASE PRINT NAME

Certificate Number(s)

Total Number of Shares Owned

Sign exactly as your name(s) appears on your stock certificate(s). A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. Executors, administrators, trustees, etc., are requested to so indicate when signing. If a stock certificate is registered in two names or held as joint tenants or as community property, both interested persons should sign.

PLEASE COMPLETE THE FOLLOWING:

I plan to attend the Annual Meeting (Circle one): Yes No

Number of attendees: ____________

PLEASE NOTE:

STOCKHOLDER SHOULD SIGN THE PROXY PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE TO ENSURE THAT IT IS RECEIVED BEFORE THE ANNUAL MEETING. PLEASE INDICATE ANY ADDRESS OR TELEPHONE NUMBER CHANGES IN THE SPACE BELOW.

PLEASE RETURN THIS PROXY CARD TO:

Empire Stock Transfer, Inc.
1859 Whitney Mesa Drive
Henderson, NV 89014